EXHIBIT 99.1

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2004-C12

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Citigroup Global Markets Inc., J.P. Morgan Securitries, Inc. or RBS Greenwich Capital (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2004-C12: Price/Yield Class A-4

Balance    $474,876,000   Delay                14     [WACHOVIA SECURITIES LOGO]
Coupon                    Dated             7/1/2004
Settle       07/08/04     First Payment    8/15/2004


                                                        0 CPY, 0 for 24
Price                 0 CPY, 0 CDR    100 CPY, 0 CDR      then 2 CDR
                          Yield           Yield              Yield
-------------------   -------------   -------------   -------------------
98.883905                    5.5248          5.5252                5.5257


Spread                           34              37                    36
WAL                            9.74            9.42                  9.61
WAL for Int Pmts              4.937           4.783                 4.884
Mod Durn                      7.410           7.226                 7.332
Payment Window        Jul13 - Jun14   Jun12 - Apr14         Sep11 - Jun14
Principal Writedown    0.00 (0.00%)    0.00 (0.00%)          0.00 (0.00%)


2YR                           2.851           2.851                 2.851
5YR                           3.937           3.937                 3.937
10YR                          4.720           4.720                 4.720
Prepay                        0 CPY         100 CPY                 0 CPY

No Prepays            During any YM   During any YM         During any YM
Default                       0 CDR           0 CDR   0 FOR 24 then 2 CDR
Loss Severity                                                         35%
Servicer Advances                                                    100%
Liquidation Lag                                                        12
Optional Redemption        No              No                 No
                        0 CPY, 0 for 24      100 CPY, 0 for 24     100 CPY, 0 for 24
Price                     then 3 CDR            then 2 CDR            then 3 CDR
                             Yield                 Yield                 Yield
-------------------   -------------------   -------------------   -------------------
98.883905                          5.5264                5.5294                5.5299


Spread                                 37                    39                    40
WAL                                  9.52                  9.31                  9.23
WAL for Int Pmts                    4.850                 4.735                 4.706
Mod Durn                            7.275                 7.154                 7.106
Payment Window              Jun11 - Jun14         Sep11 - Apr14         Apr11 - Apr14
Principal Writedown          0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)


2YR                                 2.851                 2.851                 2.851
5YR                                 3.937                 3.937                 3.937
10YR                                4.720                 4.720                 4.720
Prepay                              0 CPY               100 CPY               100 CPY

No Prepays                  During any YM         During any YM         During any YM
Default               0 FOR 24 then 3 CDR   0 FOR 24 then 2 CDR   0 FOR 24 then 3 CDR
Loss Severity                         35%                   35%                   35%
Servicer Advances                    100%                  100%                  100%
Liquidation Lag                        12                    12                    12
Optional Redemption           No                    No                    No

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 2004-C12
WAC Payments in Descending Order

Group 1 only since Group 2 is directed to Class A-1A


                                  Bond   Net Loan   Weighted
Group 1           Cum. Balance    Paid     Rate     Avg. Rate
--------------   --------------   ----   --------   ---------
  1,550,000.00     1,550,000.00             6.718      5.2606
  7,792,868.84     9,342,868.84             6.340      5.2582
  3,646,616.10    12,989,484.94             6.328      5.2492
  3,245,515.74    16,235,000.68             6.248      5.2450
  3,072,076.69    19,307,077.37             6.198      5.2415
 22,856,382.58    42,163,459.95             6.188      5.2384
  7,250,000.00    49,413,459.95             6.148      5.2144
  1,931,892.06    51,345,352.01    A1       6.148      5.2069
  4,945,168.55    56,290,520.56             6.061      5.2049
  5,900,000.00    62,190,520.56             6.038      5.2001
  7,500,000.00    69,690,520.56             6.028      5.1945
  2,696,145.65    72,386,666.21             6.028      5.1874
  4,800,000.00    77,186,666.21             5.988      5.1848
 16,400,000.00    93,586,666.21             5.878      5.1804
 12,725,000.00   106,311,666.21             5.828      5.1670
  6,393,451.26   112,705,117.47             5.814      5.1570
 30,000,000.00   142,705,117.47             5.763      5.1520
 17,430,000.00   160,135,117.47             5.758      5.1292
 15,250,000.00   175,385,117.47             5.758      5.1153
  5,040,218.72   180,425,336.19             5.698      5.1026
 11,976,706.37   192,402,042.56             5.688      5.0987
  8,790,742.31   201,192,784.87             5.668      5.0894
  4,645,098.88   205,837,883.75             5.658      5.0826
 10,960,000.00   216,797,883.75             5.628      5.0790
 35,000,000.00   251,797,883.75    A2       5.618      5.0707
 14,983,704.82   266,781,588.57             5.498      5.0432
  3,192,542.48   269,974,131.05             5.498      5.0332
 13,000,000.00   282,974,131.05             5.458      5.0310
  8,985,982.13   291,960,113.18             5.458      5.0227
  7,288,629.94   299,248,743.12             5.458      5.0167
  6,010,623.60   305,259,366.72             5.458      5.0118
  4,395,174.88   309,654,541.60             5.448      5.0076
  3,351,320.85   313,005,862.45             5.448      5.0046
  2,539,795.33   315,545,657.78             5.448      5.0022
  7,584,424.08   323,130,081.86             5.438      5.0004
  5,388,861.28   328,518,943.14             5.408      4.9951
 32,563,845.00   361,082,788.14    A3       5.388      4.9915
  8,000,000.00   369,082,788.14             5.378      4.9695
 13,007,712.59   382,090,500.73             5.313      4.9639
 11,415,737.30   393,506,238.03             5.278      4.9559
 82,000,000.00   475,506,238.03             5.262      4.9493
 58,500,000.00   534,006,238.03             5.248      4.8949
  5,293,920.70   539,300,158.73             5.208      4.8451
  6,292,733.14   545,592,891.87             5.178      4.8404
  9,109,421.41   554,702,313.28             5.148      4.8351
  8,481,194.26   563,183,507.54             5.078      4.8278
  3,495,887.05   566,679,394.59             5.078      4.8223
 10,973,121.93   577,652,516.52             5.068      4.8200
  5,391,053.34   583,043,569.86             5.048      4.8126
  4,994,091.56   588,037,661.42             5.048      4.8091
  4,988,844.68   593,026,506.10             5.038      4.8058
 13,424,059.10   606,450,565.20             5.028      4.8026
119,298,859.34   725,749,424.54             5.026      4.7937
 20,500,000.00   746,249,424.54             5.008      4.6691
  4,190,570.54   750,439,995.08             5.008      4.6346
  8,864,355.96   759,304,351.04             4.968      4.6267
  2,590,240.17   761,894,591.21             4.918      4.6107
 14,466,761.14   776,361,352.35             4.908      4.6064
  2,796,598.17   779,157,950.52             4.898      4.5810
 57,500,000.00   836,657,950.52    A4       4.868      4.5758
 16,500,000.00   853,157,950.52             4.798      4.4249
  3,192,069.90   856,350,020.42             4.798      4.3601
  2,620,452.09   858,970,472.51             4.748      4.3448
  7,690,000.00   866,660,472.51             4.718      4.3330
  6,032,000.00   872,692,472.51             4.418      4.2966
  3,809,000.00   876,501,472.51             4.418      4.2869
  3,116,000.00   879,617,472.51             4.418      4.2799
  2,753,000.00   882,370,472.51             4.418      4.2736
  1,999,000.00   884,369,472.51             4.418      4.2676
  1,926,000.00   886,295,472.51             4.418      4.2628
 11,946,000.00   898,241,472.51             4.258      4.2580
 10,560,000.00   908,801,472.51             4.258      4.2580
  6,960,000.00   915,761,472.51             4.258      4.2580
  5,848,000.00   921,609,472.51             4.258      4.2580
  4,920,000.00   926,529,472.51             4.258      4.2580
  4,696,000.00   931,225,472.51             4.258      4.2580
  4,480,000.00   935,705,472.51             4.258      4.2580
  3,840,000.00   939,545,472.51             4.258      4.2580
  3,376,000.00   942,921,472.51             4.258      4.2580
  2,624,000.00   945,545,472.51             4.258      4.2580
  2,520,000.00   948,065,472.51             4.258      4.2580